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Exhibit 10.10

Contract No.

Technology Development Contract

(Trial)

Item name: An Amplificatory Study on Industrialized Preparation Technology of Bio-diesel Oil by Converting Lipase into Tallow Seed Oil and so on and Its Industrialization

Principal: Henan Xinyang Hongchang Channel Gas Engineering Co., Ltd.
(Party A)

Research and Development Party: Tsinghua University (Department of Chemical Engineering)
(Party B)

Signed at: Beijing, China
Date: September 1, 2005
Valid Until: September 1, 2005 - December 31, 2009

Supervised by State Science and Technology Commissions

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In accordance with the provision of the Contract Law of the People’s Republic of China, on the basis of the related technology of biological enzyme for use to the preparation of bio-diesel oil from Party A and the sufficient comprehension of the technology background of Part B. With the technology development of the item “Preparation Technology of Bio-diesel Oil such as Converting Lipase into Tallow Seed Oil and so on”, the present contract whereby it is agreed by both parties as follows:

I. Contents, form and requirements of the goal directed technology:

1. Combine scrap animal and vegetable grease and the local reproducible grease resources, adopt aforesaid grease resources with lipase to carry through an amplificatory study on the industrialized preparation technology and its industrialization.

2. On the basis of present research work, filtrate and optimize lipase, research lipase immobilization technology, optimize craftwork operating parameters and so on, in order to consummate the craftwork line of preparation of bio-diesel oil such as converting lipase into local grease resources.

3. Carry through related technology integration and amplificatory study, optimize and determine the production craftwork line which can annually output more than ten thousand tons and the core equipments (Transesterification reactor) parameters, provide industrialization with technology support, and provide more than ten thousand tons’ industrialization production craftwork with technology safeguard.

II. Technology Guideline and Parameter shall be achieved.

1.	Heighten the life-span of actual using lipase, it shall be more than 250 times.

2.	The frank of single converting process shall be no less than 95%.

3.	Frank of bio-diesel oil shall be no less than 97%.

4.	The quality of bio-diesel oil production shall accord with the bio-diesel oil standard in the United States, Germany and China.

III. Research and Development Plan:

1.	From 2005.9 to 2005.12, aiming at grease material form Part A, carry through craftwork test and optimize.

2.
From 2006.1 to 2006.12, cooperated with Party A’s ten thousand tons industrialization production equipment construction and producing course, provide technology support and accomplish craftwork checking and accepting in time.

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3.
From 2007.1 to 2008.1, cooperated with Party A’s one hundred thousand tons industrialization production equipment construction and producing course, provide technology support and accomplish craftwork checking and accepting in time.

4.
From 20081 to 2009.1, cooperated with Party A’s three hundred thousand tons industrialization production equipment construction and producing course, provide technology support and accomplish craftwork checking and accepting in time.

IV. Research and Development Outlay, Payment and Its Way of Payment and Balance:

1.
Research outlay is defined as the cost that is required to accomplish this research and development work; Payment is defined as development achievements expense and the research allowance for researchers.

Development outlay and payment for this item: RMB ***** and deduct a percentage from a sum of money

Thereinto equipments expense: ***** yuan

Thereinto: Party A provide RMB *****, Party B provide ***** yuan.

2.	Way of outlay and payment and time limit ( adopt below the second and the third way):

a One time total payment: ***** yuan, time limit: . After PartyA pay the money, Party B shall start the exploitation work.

b Payment by stages:

 The first time: pay ***** yuan (no less than ***** of the total outlay),

Time: The contract will be effective after signed and stamped by both parties within the thirty days. After Party A pay the money, Party B starts the exploitation work.

 The second time: pay ***** yuan. Time: Before *****.

The third time: pay ***** yuan. Time: within ***** days, after checking and accepting, within ***** days, after ***** industrialization production put into production, checking and accepting.

c Deduct a percentage from a sum of money in accordance with ***** of the sale.

 Time limit: *****

The way of balance: balance per … year, pay before e.o.m. of December the same year.

Party B shall have the right to audit the sale accounts of implementation technology by Party A.

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d Other ways:

V. Property of Equipments and Information Purchased by Research Exploitation Outlay:

The property of equipments and information which is purchased by research exploitation outlay for Party B to carry through technology design and experiment belong to Party B.

VI. The Time Limit, Place and Way of Implementation:

This contract shall be implemented in Beijing form Sep1, 2005 to Dem 31,2009. The way of this contract is that Party A provides the outlay, Party B accepts the entrustment to accomplish the duty prescribed in this contract.

VII. Technology Information and Its Confidentiality

Both parties shall commit confidentiality of the technology information and data provided by each other. Whether this contract is modified, released and paused, this item is perennially available.

VIII. Contents of Technology Collaboration and Instruction:

Party B shall carry through technology instruction to optimize material variety and the economization of cost, industry and industrialization production optimizing design and the sculpt of the equipments

Party B shall agree that Party A appoint 1or2 skilled personnel to carry through technology training in the laboratory of Party. The room and board is self service by Party B: If Party A require, Party B shall appoint personnel to the construction locale of Party A and resolve related technology questions, and Party A shall be responsible to its translation and the expense of room and board

IX Risks and Obligations:

During the implementation of this contract, if the present technology level, conditions and technology difficulties that are difficult to overcome result in losses of the entire or partial failure in the section of research exploitation, both parties shall burden the risks in reason.

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That is, both parties shall burden the risks in accordance with manpower, material resources and financing of each party plunged into.

X. Adscription and Share of Technology Achievements:

Party B has the patent application right, legal cession right, access right, affix right and honor right and application encouragement right of the technology achievements in this contract. On the condition that Party A pays the total each step payment in time, Party B shall promise that besides signed contract, it no long attorn construct factories in Hubei, Henan and Anhui Province in the period of validity.

Party A has the access of the technology achievements in this contract, but has no cession right.

If Party A constructs factories outside Hubei, Henan and Anhui to implement item industrialization, Party A shall pay technology using payment otherwise. Concrete payment and way is negotiated and sign contract otherwise.

XI. Standard and Way of Checking and accepting.

If the technology achievements that are accomplished by research exploitation obtain the technology parameters in the Item 2 in this contract, they shall be checked and accepted in the way that both parties negotiated. Required payment shall be burdened by Party A. Party A showed the checking and accepting certificate of technology item. If it is not organized to check and accept in Dec 31, 2009, it shall be considered having checked and accepted.

    XII. The counting methods of the liquidated damage or the payment for the loss:

According to the norm of the contract law, the party which disobeys the rules of the present contract shall take the related responsibility.

1. If party A disobeys the Article 4, it should take the responsibility of the breach of the contract. It shall pay the late fee of ***** of the overdue amount when paying exceeding one day. Party B can postpone the plan. In case party A exceed two months not to pay, party A should pay ***** of the liquidated damage and party B is entitled to terminate this contract.

2. If party B disobeys the item 1, item 2 and item 3, it should take the responsibility of the breach of the contract. It must pay the liquidated damage, the top limit of which is ***** of the paid amount. If the items lose their efficiency because party B breaches the contract, it should pay ***** of the paid amount of party A.

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3. If the parties disobey other items, the party which breaches the contract shall pay the reasonable amount of the liquidated damage, which should not exceed the contract amount.

XIII. Solutions of the disputes:

All disputes arising from the execution of this contract shall be settled through friendly consultations or through the coordination by the management departments of the two parties.

In case both parties are not willing to coordinate or no settlement can be reached, the case in dispute shall then be submitted to the Beijing Arbitration Commission in accordance with its provisional rules of procedure. The decision made by this Commission shall be regarded as final and binding upon both parties.

XIV. Explanation of the nouns and terms:

No record.

XV. Other Terms & Conditions

1. This contract is in two originals. This contract, once being signed by the parties concerned and the receiving of the first amount of the turnover, shall remain in force. Each Party holds five, with the equal law efficiency.

2. Any change, supplement or modify to the items of this contract, can remain in force only in the written form with the signature and seal of the two parties (party B must be check by the science and technology exploitation department in Tsinghua University).

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Principal (Party A)	Name	(signature)
	Legal representative	/s/ Chen Si Qiang (signature)	Consigned agent	(signature)
	Contact	(signature)
Domicile (Address)
	Telephone	Telegram
Name of bank
	Account Number	Postcode
Research And Development Party	Name	Tsinghua University (Development of Chemical Engineering)
	Legal representative	(signature)	Consigned agent	(signature)
	Contact	/s/ Du Wei, Liu Dehua		(signature)
	Domicile (Address)	Development of Chemical Engineering, Tsinghua University, Tsinghua Yuan, Haidian District, Beijing
	Telephone	010-62794742	Telegram	1331
	Name of bank	Haidian Sub-Branch, Beijing Municipal Branch, Industrial and Commercial Bank of China
	Account Number	0200004509089131550	Postcode	100084
Intermediary	Name of organization	(seal) M: D: Y:
	Legal representative	(signature)	Consigned agent	(signature)
	Contact	(signature)
Domicile (Address)
	Telephone	Telegram
Name of bank
	Account Number	Postcode